Exhibit 10.4
SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT

THIS SECOND AMENDMENT TO LOAN AND SECURITY AGREEMENT (“Amendment”), dated as of January 18, 2023, is entered into by and between Crossroads Financial Group, LLC, a North Carolina limited liability company (as successor by assignment from Crossroads Financing, LLC herein called “LENDER”) and Energy Focus, Inc., a Delaware corporation (with tax identification # 94-3021850), (herein called “BORROWER”).

RECITALS:

A. Lender and Borrower are parties to a Loan and Security Agreement dated August 11, 2020, as amended by that certain First Amendment to Loan and Security dated as of April 20, 2021 (as modified by this Amendment, and as amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”).

B. Certain Events of Default have occurred under Section 12 of the Loan Agreement (collectively, the “Existing Defaults”).

C. Borrower has requested that Lender (i) waive the Existing Defaults, and (ii) amend the Loan Agreement in certain respects, and Lender is agreeable to such requests on the conditions set forth herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

1. Definitions. Capitalized terms used in this Amendment and not otherwise defined herein are used with the meanings given such terms in the Loan Agreement.

2. Incorporation of Recitals. The recitals set forth constitute an integral part of this Amendment, evidencing the intent of the parties in executing this Amendment, and describing the circumstances surrounding its execution. Accordingly, said recitals are, by express reference, made a part of the covenants hereof, and this Amendment shall be construed in light thereof.

3. Amendments. The Existing Loan Agreement is hereby amended as follows:

a.) Section 1.2.33 is hereby deleted in its entirety and replaced with:

1.2.33 “Early Termination Fee” –Early Termination Fee shall be waived.

b.) Section 1.2.44 is hereby deleted in its entirety and replaced with

1.2.44 “Interest Rate” – a per annum rate equal to (i) the Three (3) Month Libor rate plus 5.5% (currently 10.28%) or at Lenders discretion as an alternative reference rate, SOFR (Secured Overnight Financing Rate) plus 6% (currently 10.176% per annum).

c.) Section 1.2.52 is hereby deleted in its entirety and replaced with:

1.2.52 “Loan Fee Percent” – 0%.

d.) Section 1.2.54 is hereby deleted in its entirety and replaced with:

1.2.54 “Maximum Amount” – $500,000.

e.) Section 1.2.57 is hereby deleted in its entirety and replaced with:

1.2.57 “Minimum Monthly Fee” – $0.

f.) Section 1.2.66 is hereby deleted in its entirety and replaced with:

1.2.66 “Renewal Term” – current term is extended to December 31, 2023.

g.) Section 1.2.67 is hereby deleted in its entirety and replaced with:

1.2.67 “Service Fee” – $1,000 per month beginning February 1st , 2023, through the end of the current term.

h.) Section 1.2.74 is hereby deleted in its entirety and replaced with:

1.2.74 “Unused Line Fee” – 0%.

i.) Section 10.4.1 is hereby added to the Loan Agreement:

10.4.1 “Obligation payments”. – Beginning February 1st, 2023, the Borrower agrees to make monthly payments in the amount of $40,200 plus interest and fees by the 10th of each month until December 31st, 2023, when the borrower must pay off any remaining Obligations.

j.) Section 10.4.2 is hereby added to the Loan Agreement:

10.4.2 “DACA Account with activation as substitute for Factoring Agreement . – Borrower shall open a Deposit Account Control Agreement Account and/or Lock Box Account where Accounts Receivable Collections will be deposited.

4. Limited Waiver. Subject to the satisfaction of the conditions precedent set forth in Section 5, Lender hereby agrees to waive the Existing Defaults. Borrower acknowledges that such waiver shall be strictly limited to such matter and shall not be construed or deemed to extend to any other provisions of the Loan Agreement, or any other breach, default or event of default under any Loan Document, whether or not known to Lender and whether or not existing on the date hereof. The waiver set forth herein shall be effective without prejudice to the rights of Lender under the Loan Agreement or any other Loan Document.

5. Conditions Precedent. This Amendment shall become effective on the date hereof (the “Second Amendment Effective Date”) provided that the following conditions precedent have been satisfied:

a.    This Amendment, duly authorized and fully executed by the Borrower and the Lender, shall have been delivered to the Lender.

b. Lender shall have received an amount equal to or greater than $750,000, for payment toward
Obligations by January 20, 2023.

c. Lender shall have received an amount equal to or greater than $250,000, for payment toward
Obligations by February 15th, 2023.

6. Representations and Warranties. In order to induce the Lender to enter into this Amendment, Borrower represents and warrants to Lender, that (a) after giving effect to the waivers contained in Section 4, the representations and warranties set forth in the Loan Agreement, and in each of the other Loan Documents, are true and complete in all material respects on the date hereof as if made on and as of the date hereof (or, if any such representation or warranty is expressly stated to have been made as of a specific date, such representation or warranty shall be true and correct as of such specific date), and (b) after giving effect to the waivers contained in Section 4, no Event of Default has occurred and is continuing.

7.        Reaffirmation. Borrower hereby expressly: (a) reaffirms all of the obligations, liabilities, duties, representations, covenants, terms and conditions that are contained in the Loan Documents as amended by this Amendment, as applicable; and (b) agrees that all such obligations and liabilities under the Loan Documents as amended by this Amendment, shall continue in full force and that the execution and delivery of this Amendment to, and its acceptance by, Lender shall not in any manner whatsoever (i) impair or affect the liability of Borrower to Lender under any Loan Document, (ii) prejudice, waive, or be construed to impair, affect, prejudice, or waive the rights and abilities of Lender at law, in equity or by statute, against Borrower, and/or (iii) release or discharge, nor be construed to release or discharge, any of the obligations and liabilities owing to Lender by Borrower.

8. Release. Borrower hereby acquits, and forever discharges Lender and each and every past and present subsidiary, affiliate, stockholder, officer, director, agent, servant, employee, representative, and attorney of Lender from any and all claims, causes of action, suits, debts, liens, obligations, liabilities, demands, losses, costs and expenses (including attorneys’ fees) of any kind, character, or nature whatsoever, known or unknown, fixed or contingent, which Borrower may have or claim to have now or which may hereafter arise out of or be connected with any act of commission or omission of Lender existing or occurring prior to the date of this Amendment or any instrument executed prior to the date of this Amendment including, without limitation, any claims, liabilities or obligations arising with respect to the Loan Agreement.

9. Miscellaneous.

a. Borrower hereby agrees to pay all of Lender’s reasonable costs and expenses, including, without limitation, reasonable and documented out-of-pocket attorneys’ fees, related to this Amendment, which amount shall not exceed $1,000.

b. The execution, delivery and performance of this Amendment shall not constitute a forbearance, waiver, consent or amendment of any other provision of, or operate as a forbearance or waiver of any right, power or remedy of Lender under the Loan Agreement or any of the other Loan Documents, all of which are ratified and reaffirmed in all respects and shall continue in full force and effect. This Amendment does not constitute a novation of rights, obligations and liabilities of the respective parties existing under the Loan Documents.

c. This Amendment shall be construed in accordance with and governed by the laws of the State of New York.

d. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

e. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page to this Amendment by email or electronic transmission shall be effective as delivery of a manually signed counterpart of this Amendment.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment which shall be effective with the date of the Amendment.

BORROWER:

ENERGY FOCUS, INC.
a Delaware Corporation

By: /s/ Lesley A. Matt
Name: Lesley A. Matt
Title: CEO

LENDER:

CROSSROADS FINANCIAL GROUP, LLC, a North Carolina limited liability company

By: /s/ Lee Haskin
Name: Lee Haskin
Title: CEO
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